UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 18, 2008
Date of Earliest Event Reported: February 16, 2008

Destiny Media Technologies Inc.
(Exact name of Registrant as specified in its Charter)

Colorado
(State or other Jurisdiction of Incorporation)

000-28259	84-1516745
(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 800 - 570 Granville St.
Vancouver British Columbia, V6C 3P1
Canada	N/A
(Address of Principal Executive Offices)	(Zip Code)

(604) 609-7736
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other events

Destiny Media Technologies (the “Company”) has received an opinion regarding whether existing common shares constitute a qualified investment for a trust governed by a registered retirement savings plan (a “RRSP”) for Canadian Income Tax purposes and is attached as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Opinion dated February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2008	DESTINY MEDIA TECHNOLOGIES, INC.

	By:	/s/ Steven Vestergaard
Steven Vestergaard, Chief Executive Officer